UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]    Preliminary Information Statement

[   ]    Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[   ]    Definitive Information Statement

HPIL HOLDING

(Name of Registrant as Specified In Its Charter)

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HPIL HOLDING

7075 Gratiot Road, Suite One

Saginaw, MI 48609

____________________

NOTICE OF STOCKHOLDER ACTION TAKEN

PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

July [*], 2015

Dear Stockholders:

This Information Statement is furnished to provide notice to stockholders of HPIL Holding, a Nevada corporation (“we,” “us,” “our” or the “Company”) that our Board of Directors (the “Board”) and the holders of a majority of our outstanding voting stock (collectively, the “Majority Stockholder”), by written consent, have approved the following action (the “Corporate Action”):

(1)   on June 16, 2015, the Majority Stockholder executed a written consent approving and electing four (4) Directors to the Company Board; and

(2)   on June 16, 2015, the Majority Stockholder executed a written consent approving and ratifying the selection of independent public accountants.

Stockholders of record at the close of business on June 16, 2015, are entitled to notice of the Corporate Action. Since the Corporate Action has been approved by the holders of a majority of our outstanding voting stock, no proxies are being solicited.

Please read this Information Statement carefully.  It describes the effect of the Corporate Action.

Pursuant to Rule 14c-2(b) under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, the Corporate Action cannot be taken or become effective until at least twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders.

Sincerely, /s/ Louis Bertoli Louis Bertoli CEO, President and Chairman of the Board of Directors

HPIL HOLDING

7075 Gratiot Road, Suite One

Saginaw, MI 48609

____________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE

SECURITIES AND EXCHANGE ACT OF 1934 AND

REGULATION 14C AND SCHEDULE 14C THEREUNDER

____________________

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

____________________

GENERAL

This Information Statement is being furnished to the holders of the outstanding shares of voting stock of the Company. The purpose of this Information Statement is to provide notice that the Majority Stockholder of our outstanding voting stock, have, by written consent, approved the Corporate Action.

This Information Statement is being mailed on or about July [*], 2015, to those persons who were stockholders of the Company as of the close of business on June 16, 2015 (the “Record Date”).  Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Corporate Action can become effective is twenty (20) calendar days after this Information Statement is first sent or given to our stockholders.  The Corporate Action is expected to become effective on or after July [*], 2015. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing, estimated at $3,300.

The Board of Directors is not soliciting your proxy or vote in connection with the ratification, adoption or approval of the Corporate Action and proxies and votes are not being requested from stockholders. This Information Statement, which is being provided to all holders of record of the Company’s Common Stock, Preferred Stock Series 1 Class P-1 and Preferred Stock Series 1 Class P-2 as of the Record Date, is first being sent or given to our stockholders on or about July [*], 2015.

As the holders of a majority of our outstanding voting stock have already approved the Corporate Action by written consent, the Company is not seeking approval for the Corporate Action from any of the Company’s other stockholders, and the Company’s other stockholders will not be given an opportunity to vote on the Corporate Action. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Corporate Action as required by the Exchange Act. Under the Nevada Revised Statutes, stockholder actions may be taken by written consent without a meeting of stockholders.  The written consent of the holders of a majority of our outstanding voting stock is sufficient to approve and adopt the Corporate Action.

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Corporate Action to become effective.

Q.           What will I receive if the Corporate Action becomes effective?

A.           Nothing. The Corporate Action will become effective with no further notice or information to the stockholders regarding the Corporate Action other than as required in the Company’s periodic filings with the SEC.

Q.           When do you expect the Corporate Action to become effective?

A.           The Corporate Action will become effective twenty (20) calendar days after this Information Statement is first sent or given to our stockholders, currently anticipated to be on or about July [*], 2015.

Q.           Why am I not being asked to vote?

A.           The Majority Stockholder has already ratified, approved or adopted the Corporate Action pursuant to written consents in lieu of a special meeting of stockholders.  Such ratification, approval or adoption is sufficient under Nevada law, and no further approval by the Company’s stockholders is required to effect the Corporate Action.

Q.           What do I need to do now?

A.           Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.           Whom can I call with questions?

A.           If you have any questions about the Corporate Action, please contact our office Investor Relation Department at +1 (248) 750-1015.

VOTE REQUIRED

As of the Record Date, there were (i) 57,698,000 shares of Common Stock issued and outstanding, (ii) nil shares of Preferred Stock Series 1 Class P-1 issued and outstanding, and (iii) nil shares of Preferred Stock Series 1 Class P-2 issued and outstanding.  Each share of Common Stock entitles its holder to one vote per share on all matters requiring stockholder approval.  The aggregate amount of available votes, therefore, is 57,698,000.  A detailed description of the Company’s capital stock is provided in this Information Statement below. As of the Record Date, the Majority Stockholder consenting to the Corporate Action held an aggregate of 53,271,600 shares of the Company’s outstanding voting stock equal to approximately 92.33% of the number of then outstanding votes that could have been given by the holders of all of the Company’s voting stock.

DESCRIPTION OF COMPANY’S CAPITAL STOCK

Common Stock

We are authorized to issue 400,000,000 shares of Common Stock with a par value of $0.0001, of which 57,698,000 shares are issued and outstanding as of the Record Date. Each holder of our shares of our Common Stock is entitled to one (1) vote per share on all matters to be voted upon by the stockholders, including the election of Directors. The holders of shares of Common Stock have no preemptive, conversion, subscription or cumulative voting rights. There is no provision in our Articles of Incorporation or By-laws that would delay defer or prevent a change in control of our Company.

Preferred Stock

We are authorized to issue 100,000,000 shares of Preferred Stock. We have designated 25,000,000 shares of our Preferred Stock as Series 1 Class P-1 with a par value of $8.75 per share (“Class 1 Shares”), of which none are issued and outstanding as of the Record Date. We have designated 75,000,000 shares of our Preferred Stock as Series 1 Class P-2 with a par value of $7.00 per share (“Class 2 Shares”), of which none are issued and outstanding as of the Record Date.

Each Class 1 Share has voting rights equivalent to 100 shares of Common Stock and is convertible into 1.25 shares of Common Stock at the discretion of its holder. Each Class 2 Share has voting rights equivalent to 1 share of Common Stock and is convertible into 1 share of Common Stock at the discretion of its holder.

Our Board of Directors has the right, without shareholder approval, to issue Preferred Shares. As a result, these Preferred Shares could be issued quickly and easily, negatively affecting the rights of holders of Common Shares and could be issued with the intent to delay or prevent a change in control or make removal of management more difficult. Because we may issue up to 100,000,000 shares of Preferred Stock in order to raise capital for our operations, your investment may be diluted, resulting in your percentage of ownership in us decreasing.

EXPECTED DATE FOR EFFECTING THE CORPORATE ACTION

Under Section 14(c) of the Exchange Act and Rule 14c-2(b) promulgated thereunder, the Corporate Action cannot be taken until at least twenty (20 days) after the date that this Information Statement is sent to the Company’s stockholders.  It is anticipated that this Information Statement will be mailed on or about July [*], 2015 (the “Mailing Date”) to the stockholders of the Company.  The Company expects the Corporate Action will be effective without further action 20 days after the Mailing Date, on or after July [*], 2015.

APPROVAL OF CORPORATE ACTION

The Board and the Majority Stockholder have, by written consent, approved the Corporate Action, which will elect the members of the Board of Directors for a term of one (1) year, and approve and ratify the selection of the independent public accountants for the Company for a term of one (1) year.  Additional information concerning the each part of the Corporate Action is provided below.

BOARD OF DIRECTORS

Each of the following Directors set forth in the table below served as a Director of the Company during the past fiscal year and was re-elected to the Board for a term of one (1) year pursuant to the Corporate Action. Our current Executive Officers and Directors and their ages are as follows:

Name	Age	Position(s)
Louis Bertoli	40	Chairman of the Board, President and CEO
Nitin M. Amersey	63	Director, CFO, Corporate Secretary and Treasurer
John B. Mitchell	65	Director
John D. Dunlap, III	56	Director

Mauro Falaschi served as a Director of the Company from his appointment to our Board of Directors on January 16, 2015, his resignation from effective May 23, 2015. Due to his resignation, Mr. Falaschi was not considered for re-election to the Board pursuant to the Corporate Action.

Set forth below is information relating to the business experience of each of our current Directors and Executive Officers.

Louis Bertoli, age 40, was appointed Chairman of the Board, Chief Executive Officer and President of the Company in June 2009. He also served as the Chairman of the Board, Chief Executive Officer and President of the Company’s wholly owned subsidiariesprior to their merger with and into the Company. He serves as the Chief Executive Officer, President and Director of GIOTOS Ltd. (UK), a private company since February 2012. Mr. Bertoli served as the Chief Financial Officer of the Company from April 2011 to March 2012.  He has over 10 years of experience in innovative technologies in the health care industries. He received a degree as a professional Surveyor in Brescia (Italy). Mr. Bertoli served as the Chief Executive Officer and President of MB Ingenia SRL (Italy), a private company until November 2013.

Nitin M. Amersey, age 63, was appointed Chief Financial Officer of the Company in March 2012, and serves as its Principal Accounting Officer. Mr. Amersey has been the Director, Corporate Secretary and Treasurer of the Company since June 2009. He also served as the Chief Financial Officer and Director of the Company’s wholly owned subsidiaries prior to their merger with and into the Company. He serves as the Chairman of TrueSkill Energen Pvt. Ltd. (India). He has over 41 years of experience in corporate management, international trade, marketing and corporate strategy. He is well versed in brand creation and management. Mr. Amersey has served in various capacities as an executive officer, director and chairman of companies operating in numerous industries. He continues to serve as a director of several companies, including OTC listed public companies. Additionally, he has extensive experience in textiles and fibers and has owned and managed farming operations, primarily focused in cotton. He has worked internationally in Canada, USA, India, the Caribbean and Japan. Mr. Amersey has a Master of Business Administration Degree from the University of Rochester (Rochester, N.Y.) and a Bachelor of Science in Business from Miami University (Oxford, Ohio). He graduated from Miami University as a member of Phi Beta Kappa and Phi Kappa Phi. Mr. Amersey also holds a Certificate of Director Education from the NACD Corporate Director’s Institute.

John B. Mitchell, age 65, was appointed Director of the Company in May 2010. He is a Professor of Finance at Central Michigan University since 1975. Mr. Mitchell is also the Founder and President of the Chippewa Watershed Conservancy, a land trust operating in Clare, Isabella, Gratiot, Mecosta, and Montcalm counties of Michigan. Mr. Mitchell has authored or co-authored over 30 articles such as, “An Age-Based, Three-Dimensional Distribution Model Incorporating Sequence and Longevity Risks,” Journal of Financial Planning, 2012; “Retirement Withdrawals: Preventive Reductions and Risk Management,” Financial Services Review, 2011; “The Case for Flexible Retirement Planning,” Journal of Personal Finance, 2009; “Financial Implications of Accounting for Human Resources Using a Liability Model,” Journal of Human Resource Costing & Accounting, 2008; “Dynamic Retirement Withdrawal Planning,” Financial Services Review, 2006; “Citation Patterns in the Finance Literature,” Financial Management, 2001; and the “Stock Market Reaction to Plant Closings,” American Journal of Business, 1993.

John D. Dunlap, III, age 56, was appointed Director of the Company in May 2010. He currently owns Dunlap Group, a California-based advocacy and consulting firm, which opened in 2007 and largely represents advanced environmental technology firms throughout the globe. Mr. Dunlap has served in various capacities in the public sector, including service for four California Governors over the course of his 35 year career. He presently serves on the Board of Directors of Environmental Solutions Worldwide, Inc., where he has served since 2007. He previously served as President and CEO of the 20,000 member California Restaurant Association from 1998 to 2004. In 2003, he was appointed by California Governor Gray Davis to serve as Chairman of the Board of the State Compensation Insurance Fund. Mr. Dunlap also served five years in California Governor Pete Wilson’s Administration as Chairman of the Board of the California Air Resources Board from 1994 to 1999, as well as serving as the Chief Deputy Director of the California Department of Toxic Substances Control from 1993 to 1994. Prior to his state service, Mr. Dunlap worked for the South Coast Air Quality Management District for over 11 years serving as Public Advisor. He also worked for California Congressman Jerry Lewis (R-Redlands), former House Appropriations Committee Chairman. Additionally, Mr. Dunlap served as a Commissioner and Executive Committee member of the California Travel and Tourism Commission under both California Governor’s Arnold Schwarzenegger and Gray Davis, where he was involved in the planning and implementation of the state’s tourism marketing and advertising program. Mr. Dunlap has been active with the California Travel Industry Association (CALTIA) serving as Chairman in 2002 and serving as the long-time Chair of their CALTIA Political Action Committee. Mr. Dunlap also has served on the Boards of the National Restaurant Association, the California Taxpayer’s Association and the American Red Cross, as well as several privately held environmental companies.

Directors

Our bylaws authorize no less than one (1) and no more than eleven (11) directors.  We currently have four (4) Directors.

Term of Office

Our Directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our Officers are appointed by our Board of Directors and hold office until removed by the Board.

Family Relationships

There are no family relationships between or among the Directors, Executive Officers or persons nominated or chosen by us to become Directors or Executive Officers.

Significant Employees

We have no significant employees other than our Officers.

Director or Officer Involvement in Certain Legal Proceedings

During the past five (5) years, none of the following occurred with respect to one of our present or former Directors or Executive Officers: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Director Independence

While we are not at this time required to have our Board comprised of a majority of “independent directors” as we are not subject to the listing requirements of any national securities exchange or association, all members of our Board of Directors other than Louis Bertoli, our President and CEO, and Nitin Amersey, our CFO, Treasurer and Corporate Secretary, meet the definition of “independent” as promulgated by the rules and regulations of the American Stock Exchange.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all Section 16(a) filing requirements applicable to such Reporting Persons have been met for 2014.

Attendance at Meetings

The Board held eleven (11) meetings during the fiscal year ended December 31, 2014.  Each incumbent Director attended or participated in at least 75% of the aggregate of (1) the number of meetings of the Board held in the fiscal year 2014 during the period he or she served as a Director and (2) the number of meetings of committees on which he or she served that were held during the period of his or her service.

The Company expects all Directors to attend each annual meeting of stockholders, absent good reason.

Stockholder Communications

Due to the size and resources of the Company, we do not currently provide a process for stockholders to send communications directly to the Board, nor do we have a policy with regard to the consideration of any Director candidates recommended by stockholders.

Committee of the Board of Directors

Our Board of Directors has established three (3) standing committees: (1) the Compensation Committee, (2) the Audit Committee and (3) the Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by the Board of Directors and which will be available upon request to us.

Compensation Committee

Our Board of Directors has established a Compensation Committee made up of Mr. Dunlap and Mr. Mitchell.  All of the members of our Compensation Committee are independent directors.

Our Compensation Committee is authorized, among other duties and powers as provided for in its Charter, to:

•	review and recommend the compensation arrangements for management, including the compensation for our Officers;

•	establish and review general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals;

•

review at least annually our policy regarding the frequency and schedule for equity awards to employee and Directors and make recommendations to the Board of Directors of such changes as the Compensation Committee deems appropriate; and

•	annually review the compensation of Directors and submit any recommendations for changes thereto to the Board of Directors.

Audit Committee

Our Board of Directors has established an Audit Committee consisting of Mr. Mitchell and Mr. Dunlap.  Both of the members of our Audit Committee are independent directors. Mr. Mitchell serves as Chairman of the Audit Committee.  Our Board of Directors has determined that Mr. Mitchell is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our Audit Committee is authorized, among other duties and powers as provided for in its Charter, to:

•	provide assistance to our Board of Directors in its oversight of the integrity of our accounting and financial reporting processes and of the audits of our financial statements;

•	provide assistance to our Board of Directors in its oversight of our compliance with legal and regulatory requirements;

•	provide assistance to our Board of Directors in its oversight of our outside auditor’s independence and qualifications;

•	provide assistance to the Board of Directors in its oversight of the performance of our internal audit function and outside auditors;

•	directly appoint, retain or terminate, compensate, and oversee and evaluate our outside auditors, and to approve all audit engagement fees and terms;

•

prior to the initial engagement of any public accounting firm to be our outside auditors, to obtain and review a written report from such firm regarding all relationships between such firm or its affiliates and the Company or persons in a financial reporting oversight role at the Company;

•	pre-approve and/or adopt policies governing audit committee pre-approval of, all audit services to be provided by our outside auditor;

•	pre-approve and/or adopt policies governing audit committee pre-approval of, all permitted non-audit services and related fees to be provided by the outside auditors;

•	review with management, our outside auditors and our internal auditors the adequacy of our internal controls, including computerized information system controls and security; and

•

review with management, our outside auditors and our internal auditors any related significant finding and recommendations of the outside auditors and/or the internal auditors together with management responses thereto.

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee.  Mr. Dunlap and Mr. Mitchell, each of whom is an independent director of the Company, serve as the only members of the Nominating and Corporate Governance Committee, with Mr. Dunlap serving as Chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is authorized, among other duties and powers as provided for in our Committee Authority and Responsibilities Policy to:

•	identify and nominate members of the Board of Directors;

•	oversee the evaluation of the Board of Directors and management;

•	evaluate and make recommendations to our Board of Directors concerning the size and structure of the Board;

•	evaluate the performance of the members of the Board of Directors;

•	make recommendations to the Board of Directors as to the structure, composition and functioning of the Board of Directors and its committees; and

•	periodically review corporate governance trends and where appropriate, make recommendations to the Board of Directors on the governance of the Company.

We have no formal policy regarding board diversity.  Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin.  Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

Related Persons Transactions Policy

On June 4, 2010, we adopted a written Related Party Transaction Policy for the review, approval and ratification of transactions involving the “related parties” of the Company.  The policy remains in effect following the name change on May 8, 2012, and change of business plan on July 18, 2012.  In each case, related parties includes Directors and nominees for Director, Executive Officers and immediate family members of the foregoing, as well as security holders known to beneficially own more than five percent of our common stock.  The policy covers any transaction, arrangement or relationship, or series of transactions, arrangements or relationships, in which we were, is or will be a participant and in which a related party has any direct or indirect interest.  The policy is administered by our Board of Directors.

Related Persons Transactions

From September 2009 to July 2011, and since March 2012, Amersey Investments LLC provided consulting services to us. Amersey Investments LLC currently provides consulting services to us, including the provision of office space, office identity and assistance with the Company with corporate, financial, administrative and management records, for a monthly fee of $5,000, incurring total expenses for the year ended December 31, 2014 related to such services in the amount of $60,000.  For the three months ended March 31, 2015, the Company incurred expenses of $20,000 in relation to these services, with $5,000 recorded as prepaid expenses.  Mr. Amersey is a principal of Amersey Investments LLC and also serves as a Director and CFO, Corporate Secretary and Treasurer of our Company.

Since June 18, 2009¸ Bay City Transfer Agency and Registrar Inc. has acted as our transfer agent.  For the year ended December 31, 2014, the Company paid $12,494 to Bay City Transfer Agency and Registrar Inc. for services rendered.  For the three months ended March 31, 2015, the Company incurred expenses of $1,147 in relation to these services.  Mr. Amersey is listed with the Securities and Exchange Commission as a control person of Bay City Transfer Agency and Registrar Inc.

The Company uses the services of Freeland Venture Resources LLC for Edgar filings and consulting services.  For the year ended December 31, 2014, the Company incurred expenses of $13,045 in relation to these services.  For the three months ended March 31, 2015, the Company incurred expenses of $1,510 in relation to these services.  Mr. Amersey is a control person in Freeland Venture Resources LLC.

The Company uses the services of Cheerful Services International Inc. for corporate press release needs and consulting services.  For the year ended December 31, 2014, the Company paid Cheerful Services International Inc. a total of $10,355 in relation to the services rendered.  For the three months ended March 31, 2015, the Company incurred expenses of $3,679 in relation to these services.  Cheerful Services International Inc. is owned by Mr. Amersey’s children and his son is the president.

The Company (formerly through its wholly owned subsidiary HPIL HEALTHCARE Inc., which has been merged with and into the Company effective as of May 28, 2015), uses the service of MB Ingenia SRL for the production the IFLOR Device – Standard Version samples and for general engineering development of the “Massage Vibrator for the Relief of Aches and Pain”.  For the year ended December 31, 2014, HPIL HEALTHCARE Inc. made related property and equipment purchases from MB Ingenia SRL in the total amount of $87,097.  HPIL HEALTHCARE Inc. made property and equipment purchases from MB Ingenia SRL totaling $Nil for the three months ended March 31, 2015.  Additionally, the Company uses MB Ingenia SRL for various corporate business services, including technical support and engineering services, and use of office space by Mr. Bertoli.  For the year ended December 31, 2014, the Company paid a total of $48,431 to MB Ingenia SRL in relation to these services.  For the three months ended March 31, 2015, the Company incurred expenses of $13,965 in relation to these services.  Finally, for the year ended December 31, 2014, the Company made advances to MB Ingenia SRL in the aggregate amount of $108,838, which are non-interest bearing and will be settled upon delivery of the IFLOR Device – Standard Version units.  The total amount paid by the Company and its subsidiary, HPIL HEALTHCARE Inc., to MB Ingenia SRL for the year ended December 31, 2014, and the three months ended March 31, 2015, both for services rendered and in the form of advances, is $244,366 and $13,965, respectively.  The Company had advances receivable from MB Ingenia SRL in the total amount of $241,746 as of December 31, 2014, and March 31, 2015, for the production of the IFLOR Stimulating Massaging Device – Standard Version samples.  Mr.  Bertoli was the President and CEO of MB Ingenia SRL until November 28, 2013, when he resigned those positions.  Mr. Bertoli’s brother, is the President and CEO of MB Ingenia SRL as of November 28, 2013, and is also a 50% shareholder.

Except as otherwise indicated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-K.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees billed to us by UHY LLP, the Company’s independent registered public accounting firm during the fiscal years ended December 31, 2014 and 2013:

	2014	2013
Audit Fees (1)	$55,900	$86,799
Audit Related Fees (2)
Tax Fees (3)
All Other Fees (4)
Total Fees Paid to Auditor	$55,900	$86,799

(1) Audit fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services in connection with statutory and regulatory filings or engagements.

(2) Audit-Related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”.

(3) Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4) There were no fees that were classified as All Other Fees as of the fiscal years ended December 31, 2014 and 2013.

On April 16, 2015, the Company, following approval of the Audit Committee and Board of Directors, terminated the services of UHY LLP and engaged MNP LLP as the Company’s independent registered public accounting firm, effective immediately.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our independent accountants must now be approved in advance by our Audit Committee to assure that such services do not impair the accountants’ independence from us.  The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) which sets forth the procedures and the conditions pursuant to which services to be performed by the independent accountants are to be pre-approved.  Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services.  The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the above table as well as services for limited review of actuarial reports and calculations.  If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by independent accountants.  In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the entire Board acting as our Audit Committee prior to being performed.  The Audit Committee, may delegate authority to pre-approve audit and non-audit services to any member, but may not delegate such authority to management.  The tax services represent $0, or 0% of the total for audit related fees, tax fees and all other fees paid during the fiscal years ending December 31, 2014.

EXECUTIVE COMPENSATION

From our incorporation on February 17, 2004 and subsequent merger and re-domicile on October 7, 2009, name change on May 8, 2012, and change of business plan on July 18, 2012, through fiscal year ending December 31, 2012, we did not compensate any of our Executive Officers or Directors.  For the fiscal years ending December 31, 2014 and 2013, the Company compensated Mr. Bertoli, our Chairman of the Board, President and CEO, in the amount of $42,000 per year, all of which was paid in the form of cash.  No other Executive Officers or Directors received compensation from the Company during the fiscal years ending December 31, 2014 and 2013.  Executive Officers and Directors are reimbursed for expenses incurred in connection with Company business.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Total ($)
Louis Bertoli - Chairman of the Board, President and CEO	2014	$42,000	$42,000
	2013	$42,000	$42,000

We have no employment agreements with any of our Directors or Executive Officers.  We have no pension, health, annuity, bonus, insurance, stock options, profit sharing or similar benefit plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT OF COMPANY

The following table lists, as of the Record Date (the date of the stockholder consent action), the number of shares of our Common Stock that are beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each Officer and Director of our Company; and (iii) all Officers and Directors as a group. Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days of the date hereof. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The respective percentages below are calculated based on 57,698,000  shares of our Common Stock issued and outstanding as of the Record Date.

Named Executives, Directors and 5% Shareholders	Number of Shares of Common Stock Beneficially Owned	Percent of Class Beneficially Owned
Louis Bertoli (1)	53,260,000 (2)	92.31%
Nitin M. Amersey (3)	10,600 (4)	*
John B. Mitchell (5)	500	*
John D. Dunlap, III (6)	500	*
All Directors and Executive Officers as a group (4 people)	53,271,600	92.33%

* Less than 1%

(1)   Mr. Bertoli is our Chairman of the Board and President, Chief Executive Officer of HPIL Holding;

(2)   3,260,000 controlled directly, 50,000,000 controlled indirectly through GIOTOS Ltd.;

(3)   Mr. Amersey is a Director and Chief Financial Officer, Corporate Secretary and Treasurer of HPIL Holding;

(4)   5,600 controlled directly, 5,000 controlled indirectly through Amersey Investment LLC;

(5)   Mr. Mitchell is a Director of HPIL Holding;

(6)   Mr. Dunlap is a Director of HPIL Holding.

DISSENTER’S RIGHTS OF APPRAISAL

The Nevada General Corporation Law does not provide for dissenter’s rights in connection with the Corporate Action.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No Director, Executive Officer, nominee for election as a Director, associate of any Director, Executive Officer or nominee or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Corporate Action which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This Information Statement includes forward-looking statements.  You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us.  The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict.  In addition, the Company has based many of these forward-looking statements on assumptions about future events that could prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

RELIANCE ON INFORMATION

You should rely only on the information the Company has provided in this Information Statement.  The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information.  You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CORPORATE ACTION THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE CORPORATE ACTION AND OTHER RELEVANT BACKGROUND INFORMATION.

Dated: June 17, 2015	By order of the Board of Directors /s/ Louis Bertoli By: Louis Bertoli Its: CEO, President and Chairman of the Board of Directors